Exhibit 99.1

Constant Contact Announces First Quarter 2014 Financial Results

Revenue of $78.9 million was up 15.6% year-over-year, and adjusted EBITDA of $11.0 million was up 60% year-over-year

WALTHAM, MA – May 1, 2014 – Constant Contact®, Inc. (Nasdaq: CTCT), which helps more than 600,000 small organizations create and grow relationships with their customers through a suite of online marketing tools, today announced its financial results for the first quarter ended March 31, 2014.

“Per our preliminary financial results announcement, our first quarter results were extremely strong. We meaningfully accelerated revenue growth in the quarter, driven by record average revenue per customer, new customer additions and customer retention,” said Gail Goodman, chief executive officer of Constant Contact. “The quarter sets us up to accelerate revenue growth for the year.”

“We are successfully evolving from an email marketing company to a robust marketing platform for small businesses,” continued Goodman. “Our recently released Toolkit provides small businesses and nonprofits an integrated online marketing suite that better meets the varied marketing needs of small organizations.”

First Quarter 2014 Financial Metrics

•	Revenue was $78.9 million, an increase of 15.6% compared to revenue of $68.2 million for the comparable period in 2013.

•	Gross margin was 72.5%, compared to 70.8% for the comparable period in 2013.

•	Adjusted EBITDA was $11.0 million, compared to adjusted EBITDA of $6.9 million for the comparable period in 2013. Adjusted EBITDA margin was 13.9%, compared to 10.1% for the comparable period in 2013.

•	GAAP net income was $850 thousand, or $0.03 per diluted share, compared to GAAP net loss of $650 thousand, or $(0.02) per diluted share, for the comparable period in 2013.

•	Non-GAAP net income was $5.0 million, compared to non-GAAP net income of $1.5 million for the comparable period in 2013. Non-GAAP net income per diluted share was $0.16 per share, compared to $0.05 per share for the comparable period in 2013.

•	Cash flow from operations was $11.1 million, compared to $9.0 million for the comparable period in 2013.

•	Capital expenditures were $5.9 million, compared to $4.7 million for the comparable period in 2013.

•	Free cash flow was $5.2 million, compared to $4.3 million for the comparable period in 2013.

•	The company had $130.8 million in cash, cash equivalents and marketable securities at March 31, 2013, compared to $123.2 million at December 31, 2013.

Operating Metrics

•	Added 50,000 gross new unique customers in the first quarter compared to 50,000 in the fourth quarter of 2013 and 50,000 in the first quarter of 2013. (*)

•	Ended the first quarter with 605,000 unique customers, an increase from 595,000 unique customers at the end of the fourth quarter of 2013 and 565,000 unique customers at the end of the first quarter of 2013. (*)

•	Average monthly revenue per unique customer (ARPU) in the first quarter was $43.82. This is up from $40.60 in the comparable period in 2013, and $42.33 in the fourth quarter of 2013.

•	Monthly retention rate of unique paying customers remained in its historical range of 97.8%, plus or minus 0.5%, for each month during the first quarter.

(*)	Figures are rounded to nearest 5,000.

Other Recent Highlights

•	Introduced the Constant Contact ToolkitTM – an all-in-one online marketing platform that simplifies small business marketing by bringing together the tools needed to drive repeat customers and reach new ones. Toolkit combines new and existing elements of the Constant Contact product set into an integrated online marketing platform that makes it easy for small organizations to find and engage with current and new customers across all of the marketing channels that matter: email, social, mobile, and web. With 15 campaign types to choose from, small businesses can map their marketing to their specific business goals.

More information on Toolkit can be found here: http://news.constantcontact.com/press-release/new-constant-contact-study-links-multi-channel-marketing-small-business-success.

“In the quarter we delivered a meaningful acceleration in revenue growth, higher gross margin, improved efficiency in sales and marketing spend and significant gains in profit margins versus the prior year,” said Harpreet Grewal, chief financial officer of Constant Contact. “For the year, we expect an acceleration of revenue growth and expanding margins. We are increasingly confident in our ability to deliver even higher revenue growth rates in subsequent years, while continuing to expand margins.”

Business Outlook

Based on information available as of May 1, 2014, Constant Contact is issuing guidance for the second quarter and full year 2014 as follows:

Second Quarter 2014:

Current Guidance (5/1/2014)
Total revenue	$81.0 m - $81.3 m
Adjusted EBITDA margin	15.0% - 15.6%
Adjusted EBITDA	$12.1 m - $12.6 m
Stock-based compensation expense	~$4.6 m
GAAP net income	$900 k - $1.5 m
GAAP net income per share	$0.03 - $0.05
Non-GAAP net income per share*	$0.18 - $0.20
Diluted weighted average shares outstanding	32.7 m

Full Year 2014:

	Prior Guidance (4/8/2014)	Current Guidance (5/1/2014)
Total revenue	~$330 m	~$330 m
Adjusted EBITDA margin	~18.2%	~18.2%
Adjusted EBITDA	—	~$60 m
Stock-based compensation expense	—	~$17 m
GAAP net income	—	~$10.9 m
GAAP net income per share	—	~$0.34
Non-GAAP net income per share*	—	~$1.02
Diluted weighted average shares outstanding	—	32.7 m
Estimated effective tax rate	—	40%
Estimated cash tax rate	—	10%

*	Non-GAAP net income per share calculated using an estimated cash tax rate.

Non-GAAP Financial Measures and Other Financial Information

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per share, estimated cash tax rate and free cash flow.

Adjusted EBITDA is a non-GAAP financial measure that is defined as GAAP net income (loss) before income taxes, interest and other income (expense), net, depreciation and amortization, stock-based compensation, litigation contingency accruals and contingent consideration adjustments. Adjusted EBITDA margin is a non-GAAP financial measure that is calculated by dividing adjusted EBITDA by revenue.

Non-GAAP net income is a non-GAAP financial measure that is defined as GAAP net income (loss) before the non-cash portion of income taxes, stock-based compensation expense, litigation contingency accruals and contingent consideration adjustments. Non-GAAP net income per share is a non-GAAP financial measure that is calculated by dividing non-GAAP net income (loss) by the weighted average shares outstanding.

Estimated cash tax rate is calculated by dividing estimated taxes to be paid by estimated full year income before taxes.

Free cash flow is calculated by subtracting cash paid for the acquisition of property and equipment from net cash provided by operating activities.

Constant Contact believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Constant Contact’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, for purposes of determining executive and senior management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and in monthly and quarterly financial reports presented to the company’s board of directors. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors.

Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Constant Contact urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

Conference Call Information

What:	Constant Contact first quarter 2014 financial results conference call
When:	Thursday, May 1, 2014
Time:	5:00 p.m. ET
Live Call:	(877) 334-1974, domestic
(760) 666-3590, international
Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Webcast:	http://investor.constantcontact.com/ (live and replay)

Live and replay conference ID code: 29644324

The webcast will be archived on Constant Contact’s website for a period of three months.

About Constant Contact, Inc.

Constant Contact helps small businesses do more business. We have been revolutionizing the success formula for small businesses, nonprofits, and associations since 1998, and today work with more than 600,000 customers worldwide. The company offers the only all-in-one online marketing platform that helps small businesses drive repeat business and find new customers. It features multi-channel marketing campaigns (newsletters/announcements, offers/promotions, online listings, events/registration, and feedback) combined with shared content, contacts, and reporting; free award-winning coaching and product support; and integrations with critical business tools – all from a single login. The company’s extensive network of educators, consultants/resellers, technology providers, franchises, and national associations offer further support to help small organizations succeed and grow. Through its Innovation Loft, Constant Contact is fueling the next generation of small business technology.

Constant Contact and the Constant Contact Logo are registered trademarks of Constant Contact, Inc. All Constant Contact product names and other brand names mentioned herein are trademarks or registered trademarks of Constant Contact, Inc. All other company and product names may be trademarks or service marks of their respective owners.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the company’s accelerating revenue, the company’s evolution from an email marketing company to a robust marketing platform for small businesses, the potential of the company’s Toolkit offering, the company’s expanding profit margins, the company’s ability to deliver higher revenue growth and profit margins in future years and the financial guidance for the second quarter of 2014 and the full year 2014. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Constant Contact’s control. Constant Contact’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, the company’s ability to attract new customers and retain existing customers, the company’s dependence on the market for email marketing services for small organizations, the success of Constant Contact Toolkit, adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which the company operates, the company’s ability to successfully develop and introduce new offerings or enhancements to existing products and integrate its products in an effective manner, adverse regulatory or legal developments, litigation risk and expense, the company’s ability to continue to promote and maintain its brand in a cost-effective manner, changes in the competitive environment, the company’s ability to compete effectively, the company’s ability to attract and retain key personnel, the company’s ability to protect its intellectual property and other proprietary rights, and other risks detailed in Constant Contact’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Constant Contact’s views as of the date of this press release. The company anticipates that subsequent events and developments will cause its views to change. Constant Contact undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Constant Contact’s views as of any date subsequent to the date of this press release.

###

(CTCT-F)

Media Contact:

Erika Tower

Constant Contact

(781) 482-7039

pr@constantcontact.com

Investor Contact:

Jeremiah Sisitsky

Constant Contact

(339) 222-5740

ir@constantcontact.com

Constant Contact, Inc.

Consolidated Condensed Statements of Operations (unaudited)

(In thousands, except per share data)

	Three Months Ended March 31,
	2014	2013

Revenue	$78,874	$68,205
Cost of revenue	21,727	19,908

Gross profit	57,147	48,297

Operating expenses:
Research and development	13,074	10,268
Sales and marketing	32,800	30,802
General and administrative	10,120	9,840

Total operating expenses	55,994	50,910

Income (loss) from operations	1,153	(2,613)

Interest income and other income (expense), net	23	(29)

Income (loss) before income taxes	1,176	(2,642)

Income tax (expense) benefit	(328)	1,988

Net income (loss)	$848	$(654)

Net income (loss) per share:
Basic	$0.03	$(0.02)
Diluted	$0.03	$(0.02)

Weighted average shares outstanding used in computing per share amounts:
Basic	31,289	30,630
Diluted	32,442	30,630

Constant Contact, Inc.

Calculation of Adjusted EBITDA and Adjusted EBITDA Margin (unaudited)

(In thousands)

	Three Months Ended March 31,
	2014	2013

Net income (loss)	$848	$(654)

Income tax expense (benefit)	328	(1,988)
Interest income and other (income) expense, net	(23)	29
Depreciation and amortization	5,911	5,115
Stock-based compensation expense	3,914	3,541
Litigation contingency accrual	—	820

Adjusted EBITDA	$10,978	$6,863

Divide by:
Revenue	$78,874	$68,205

Adjusted EBITDA margin	13.9%	10.1%

Constant Contact, Inc.

Calculation of Non-GAAP Net Income and Non-GAAP Net Income per Share (unaudited)

(In thousands, except per share data)

	Three Months Ended March 31,
	2014	2013

Net income (loss)	$848	$(654)

Non-cash portion of income tax expense (benefit)	277	(2,238)
Stock-based compensation expense	3,914	3,541
Litigation contingency accrual	—	820

Non-GAAP net income	$5,039	$1,469

Non-GAAP net income per share: diluted	$0.16	$0.05

Weighted average shares outstanding used in computing per share amounts	32,442	31,020

Constant Contact, Inc.

Calculation of Free Cash Flow (unaudited)

(In thousands)

	Three Months Ended March 31,
	2014	2013

Net cash provided by operating activities	$11,091	$9,008

Subtract:
Acquisition of property and equipment	5,929	4,744

Free cash flow	$5,162	$4,264

Constant Contact, Inc.

Consolidated Condensed Statements of Cash Flows (unaudited)

(In thousands)

	Three Months Ended March 31,
	2014	2013

Cash flows from operating activities
Net income (loss)	$848	$(654)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	5,911	5,115
Amortization of premiums on investments	55	70
Stock-based compensation expense	3,914	3,541
Provision for (recovery of) bad debts	5	(2)
Deferred income taxes	—	(1,988)
Income tax benefit from the exercise of stock options	(226)	(6)
Taxes paid related to net share settlement of restricted stock units	(751)	(285)
Change in operating assets & liabilities, net of effects from acquisitions:
Accounts receivable	39	25
Prepaid expenses and other current assets	(1,463)	(3,186)
Other assets	(13)	157
Accounts payable	(264)	(1,300)
Accrued expenses	1,064	5,360
Deferred revenue	2,070	2,101
Other long-term liabilities	(98)	60

Net cash provided by operating activities	11,091	9,008

Cash flows from investing activities
Purchases of marketable securities	(15,963)	(1,909)
Proceeds from maturities of marketable securities	12,865	8,634
Proceeds from sales of marketable securities	—	4,000
Increase in restricted cash	—	(550)
Acquisition of property and equipment	(5,929)	(4,744)

Net cash provided by (used in) investing activities	(9,027)	5,431

Cash flows from financing activities
Proceeds from issuance of common stock pursuant to exercise of stock options	2,290	182
Income tax benefit from the exercise of stock options	226	6

Net cash provided by financing activities	2,516	188

Effects of exchange rates on cash	1	(2)

Net increase in cash and cash equivalents	4,581	14,625
Cash and cash equivalents, beginning of period	82,478	67,775

Cash and cash equivalents, end of period	$87,059	$82,400

Supplemental disclosure of non-cash investing and financing activities
Capitalization of stock-based compensation	$50	$166

Constant Contact, Inc.

Consolidated Condensed Balance Sheets (unaudited)

(In thousands)

	March 31, 2014	December 31, 2013

Assets
Current assets
Cash and cash equivalents	$87,059	$82,478
Marketable securities	43,760	40,723
Accounts receivable, net	136	180
Prepaid expenses and other current assets	10,843	9,175

Total current assets	141,798	132,556

Property and equipment, net	39,873	39,238
Restricted cash	1,300	1,300
Goodwill	95,505	95,505
Acquired intangible assets, net	3,788	4,355
Deferred tax assets	9,574	9,574
Other assets	2,358	2,345

Total assets	$294,196	$284,873

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$6,519	$6,783
Accrued expenses	11,967	10,903
Deferred revenue	37,326	35,256

Total current liabilities	55,812	52,942

Other long-term liabilities	1,962	2,060

Total liabilities	57,774	55,002

Stockholders’ Equity
Common stock	314	312
Additional paid-in capital	235,160	229,457
Accumulated other comprehensive income	12	14
Retained earnings	936	88

Total stockholders’ equity	236,422	229,871

Total liabilities and stockholders’ equity	$294,196	$284,873